Exhibit 10.8
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQUITRANS MIDSTREAM CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

February 2, 2021

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: Ray Franks

RE:    Wherry Pad Buyback Gas

Dear Mr. Franks:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, Producer has requested that Gatherer construct and install certain gathering facilities in order to commence delivering Dedicated Gas (“Wherry Buyback Gas”) to the Delivery Point depicted on Exhibit A attached hereto (the “Wherry Redelivery Point”) on or before [***] (“Requested Service Date”) for the purpose of supporting Producer’s fracturing operations at the Producer’s Well Pad known as the Wherry Well Pad (“Wherry Well Pad”); and
WHEREAS, Gatherer is willing to commence delivering Wherry Buyback Gas received into the Gathering System to the Wherry Redelivery Point on or before the Requested Service Date, provided that Producer reimburse Gatherer for the costs and expenses incurred by Gatherer in connection therewith, subject to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:

1.Work.
(a)Subject to the terms and conditions of this Letter Agreement, Gatherer agrees to design, construct and install the equipment and facilities, including gathering pipeline and appurtenant equipment, necessary to deliver Wherry Buyback Gas to the Wherry Redelivery Point (the “Work”).
(b)Gatherer shall use commercially reasonable efforts to commence the Work in the field on or before [***] and, provided that Gatherer is able to commence the Work in the field on or before [***], Gatherer agrees to complete the Work on or before the Requested Service Date, except to the extent the completion of the Work is delayed by an event of Force Majeure or the actions or inactions of Producer. Upon completion of the Work, the Wherry Delivery Point shall represent a Redelivery Point for purposes of receiving Buyback Gas and shall be part of the Gathering System under and subject to the Gathering Agreement, including Section 3.10 thereof.
(c)Notwithstanding anything herein to the contrary, this Letter Agreement shall not amend or otherwise modify the obligations of the Parties with respect to the connection of any future Redelivery Points to the Gathering System under Section 3.10 of the Gathering Agreement and the other terms and conditions thereof.
2.Producer Obligations. Producer agrees to cooperate in good faith with Gatherer in seeking to obtain such permits and authorizations from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary for Gatherer to commence and complete the Work. Producer is responsible for providing frac measurement data to Gatherer.
3.Reimbursement; Estimated Costs.
(a)Producer shall reimburse Gatherer for all Costs incurred or committed to by Gatherer and/or its Affiliates, subject to the terms hereof. “Costs” means all internal and external costs and expenses of any kind incurred or committed to by Gatherer and/or its Affiliates in connection with the Work, before, on or after the date hereof, including, the costs and expenses of acquiring real property rights and/or repairing of any real or personal property in the performance of those activities, and overhead, allowance for funds used during construction [AFUDC] and other costs associated with or allocated to those activities in accordance with Gatherer’s customary allocation procedures. Gatherer agrees that the Costs will generally reflect the market value for the external services and/or materials provided in support of the Work. Gatherer and/or its Affiliates shall choose one or more contractors to perform the Work, subject to an open bidding process and subject to the review and consideration by Gatherer and/or its Affiliates of any such contractor’s qualifications.
(b)Concurrently with the execution of this Letter Agreement, Producer agrees to pay to Gatherer [***] Dollars ($[***]), in immediately available funds, in accordance with the invoice and statement attached hereto as Exhibit B, which amount represents the estimated Costs of performing the Work (“Estimated Costs”). As soon as practical after the completion of the Work, Gatherer shall deliver to Producer a statement showing in reasonable detail the actual

Costs incurred in connection with the Work. If actual Costs exceed the Estimated Costs (a “Cost Overage”), then Gatherer will include with the statement an invoice for the Cost Overage and Producer shall pay or cause to be paid the full amount of such Cost Overage within [***] days of the date of the invoice. If actual Costs are less than Estimated Costs (a “Cost Shortfall”), then Gatherer shall pay or cause to be paid the full amount of such Cost Shortfall within fifteen (15) days of the date of the statement
4.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
5.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John M. Quinn
Name: John M. Quinn
Title:     Vice President,
Commercial Services & Rates

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     VP Operations Planning

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker
Name:     Keith Shoemaker
Title:     SVP Commercial

EXHIBIT A

Wherry Redelivery Point – Map

[***]

EXHIBIT B

Invoice/Statement - Estimated Costs

[***]